Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Disclosure of financial instruments [text block]

5. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Fair values of financial instruments

Financial instruments include cash and cash equivalents, accounts receivable, derivative commodity contracts, accounts payable and accrued liabilities, lease obligations and long-term debt.

The Company has classified its cash and cash equivalents and derivative commodity contracts as fair value through profit or loss. Both are measured at fair value with subsequent changes recognized through net earnings (loss). Accounts receivable are classified as assets at amortized cost; accounts payable and accrued liabilities, lease obligations and long-term debt are classified as liabilities at amortized cost, all of which are measured initially at fair value, and subsequently at amortized cost. Transaction costs attributable to financial instruments carried at amortized cost are included in the initial measurement of the financial instrument and are subsequently amortized using the effective interest rate method.

Carrying value and fair value of financial assets and liabilities are summarized as follows:

	December 31, 2020		December 31, 2019
Classification ($000s)	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets at fair value through profit or loss	34,510	34,510	33,251	33,251
Financial assets at amortized cost	9,996	9,996	10,681	10,681
Financial liabilities at fair value through profit or loss	398	398	217	217
Financial liabilities at amortized cost	45,145	45,248	69,197	69,695

Assets and liabilities as at December 31, 2020 that are measured at fair value are classified into levels reflecting the method used to make the measurements. Fair values of assets and liabilities included in Level 1 are determined by reference to quoted prices in active markets for identical assets and liabilities. Assets and liabilities in Level 2 include valuations using inputs other than quoted prices for which all significant inputs are observable, either directly or indirectly. Level 3 valuations are based on inputs that are unobservable and significant to the overall fair value measurement.

The Company’s cash and cash equivalents and derivative commodity contracts are assessed on the fair value hierarchy described above. TransGlobe’s cash and cash equivalents are classified as Level 1. Derivative commodity contracts are classified as Level 2. Assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the placement within the fair value hierarchy level. There were no transfers between levels in the fair value hierarchy in the period.

Derivative commodity contracts

The nature of TransGlobe’s operations exposes it to fluctuations in commodity prices, interest rates and foreign currency exchange rates. TransGlobe monitors and, when appropriate, uses derivative financial instruments to manage its exposure to these fluctuations. All transactions of this nature entered into by TransGlobe are related to an underlying financial position or to future crude oil and natural gas production. TransGlobe does not use derivative financial instruments for speculative purposes. TransGlobe has elected not to designate any of its derivative financial instruments as accounting hedges and thus accounts for changes in fair value in net earnings (loss) at each reporting period. TransGlobe has not obtained collateral or other security to support its financial derivatives as management reviews the creditworthiness of its counterparties prior to entering into derivative contracts. The derivative financial instruments are initiated within the guidelines of the Company's corporate hedging policy. This includes linking all derivatives to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

In conjunction with the prepayment agreement (see Note 18), TransGlobe entered into a marketing contract with Mercuria Energy Trading SA ("Mercuria") to market nine million barrels of TransGlobe's Egyptian entitlement oil production. The pricing of the crude oil sales will be based on market prices at the time of sale.

The following table summarizes TransGlobe’s outstanding derivative commodity contract positions as at December 31, 2020, the fair values of which have been presented on the Consolidated Balance Sheet:

Financial Brent crude oil contracts
Period Hedged	Contract	Remaining Volume (bbl)	Monthly Volume (bbl)	Bought Put US$/bbl	Sold Call US$/bbl	Sold Put US$/bbl
Jan 2021 - Jun 2021	3-Way Collar	300,000	50,000	48.00	53.25	40.00

Financial AECO natural gas contracts
Period Hedged	Contract	Remaining Volume (GJ)	Daily Volume (GJ)	Swap C$/GJ
Jan 2021 - Dec 2021	Swap	1,387,000	3,800	2.76

Subsequent to year-end, the Company entered into the following Brent crude oil derivative commodity contract position:

Period Hedged	Contract	Remaining Volume (bbl)	Monthly Volume (bbl)	Bought Put US$/bbl	Sold Call US$/bbl	Sold Put US$/bbl
Feb 2021 - Dec 2021	3-Way Collar	550,000	50,000	50.00	60.00	40.00

The gains and losses on financial instruments for 2020 and 2019 are comprised as follows:

	Years Ended December 31
($000s)	2020	2019
Realized derivative (gain) loss during the year	(6,801)	1,259
Unrealized derivative loss on commodity contracts outstanding at year end	180	1,586
(Gain) loss on financial instruments	(6,621)	2,845

Overview of Risk Management

The Company’s activities expose it to a variety of financial risks that arise as a result of its exploration, development, production and financing activities:

•	Credit risk
•	Market risk
•	Liquidity risk

The Board of Directors and Audit Committee oversee management’s establishment and execution of the Company’s risk management framework. Management has implemented and monitors compliance with risk management policies. The Company’s risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to market conditions and the Company’s activities.

Credit risk

Credit risk is the risk of financial loss if a customer or counterparty to a financial instrument fails to fulfill their contractual obligations. The Company’s exposure to credit risk primarily relates to cash equivalents and accounts receivable, the majority of which are in respect of oil and natural gas operations. The Company generally extends unsecured credit to these parties and therefore the collection of these amounts may be affected by changes in economic or other conditions. The Company has not experienced any material credit losses in its cash investments or in the collection of accounts receivable to date.

TransGlobe's accounts receivable related to the Canadian operations are with customers and joint interest partners in the petroleum and natural gas industry, and are subject to normal industry credit risks. Receivables from petroleum and natural gas marketers are normally collected in due course. The Company currently sells its production to several purchasers under standard industry sale and payment terms. Purchasers of TransGlobe's natural gas, crude oil and natural gas liquids are subject to a periodic internal credit review to minimize the risk of non-payment. The Company has continued to closely monitor and reassess the creditworthiness of its counterparties, including financial institutions.

Trade and other receivables are analyzed in the table below.

($000s)	December 31, 2020	December 31, 2019
Neither impaired nor past due	6,542	3,636
Not impaired and past due in the following period:
Within 30 days	2,255	226
31-60 days	34	131
61-90 days	510	5,672
Over 90 days	655	1,016
Accounts receivable	9,996	10,681

The Company completed two direct crude sale shipments in Egypt to third-party buyers during 2020 and 2019. Depending on the Company's assessment of the credit of crude purchasers, they may be required to post irrevocable letters of credit to support the sales prior to the cargo liftings. During 2020, the Company also completed monthly sales of inventoried entitlement crude oil to EGPC for a total of 1,602.1 mbbls with total proceeds of $65.3 million. As at December 31, 2020, $6.0 million (December 31, 2019 – $5.7 million) of the total accounts receivable balance of $10.0 million (December 31, 2019 - $10.7 million) is due from EGPC. All accounts receivable are in good standing and collection is not considered to be at risk.

The Company manages its credit risk on cash equivalents by investing only in term deposits with reputable banking institutions.

Market risk

Market risk is the risk or uncertainty arising from possible market price movements and the associated impact on future performance of the business. The market price movements that the Company is exposed to include commodity prices, foreign currency exchange rates and interest rates, all of which could adversely affect the value of the Company’s financial assets, liabilities and financial results.

Commodity price risk

The Company’s operational results and financial condition are partially dependent on the commodity prices received for its production of oil, natural gas and NGLs. The Company is exposed to commodity price risk on its derivative assets and liabilities which are used as part of the Company's risk management program to mitigate the effects of changes in commodity prices on future cash flows. While transactions of this nature relate to forecasted future petroleum and natural gas production, TransGlobe does not designate these derivative assets and liabilities as accounting hedges. As such, changes in commodity prices impact the fair value of derivative instruments and the corresponding gains or losses on derivative instruments. The estimated fair value of unrealized commodity contracts is reported on the Consolidated Balance Sheets, with any change in the unrealized positions recorded to net earnings (loss). The Company assesses these instruments on the fair value hierarchy and has classified the determination of fair value of these instruments as Level 2, as the fair values of these transactions are based on an approximation of the amounts that would have been received from counterparties to settle the transactions outstanding as at the date of the Consolidated Balance Sheets with reference to forward prices and market values provided by independent sources. The actual amounts realized may differ from these estimates.

Foreign currency exchange risk

As the Company’s business is conducted primarily in U.S. dollars and its financial instruments are primarily denominated in U.S. dollars, the Company’s exposure to foreign currency exchange risk relates primarily to certain cash and cash equivalents, accounts receivable, long-term debt, lease obligations and accounts payable and accrued liabilities denominated in Canadian dollars. When assessing the potential impact of foreign currency exchange risk, the Company believes that 10% volatility is a reasonable measure. The Company estimates that a 10% increase in the value of the Canadian dollar against the U.S. dollar would increase net loss for the year ended December 31, 2020 by approximately $0.5 million and conversely, a 10% decrease in the value of the Canadian dollar against the U.S. dollar would decrease net loss by $0.5 million for the same period. The Company does not utilize derivative instruments to manage this risk.

The Company is also exposed to foreign currency exchange risk on cash balances denominated in Egyptian pounds. Some collections of accounts receivable from the Egyptian Government are received in Egyptian pounds, and while the Company is generally able to spend the Egyptian pounds received on accounts payable denominated in Egyptian pounds, there remains foreign currency exchange risk exposure on Egyptian pound cash balances. Using month-end cash balances converted at month-end foreign exchange rates, the average Egyptian pound cash balance for 2020 was $3.0 million (2019 - $2.3 million) in equivalent U.S. dollars. The Company estimates that a 10% increase in the value of the Egyptian pound against the U.S. dollar would increase net loss for the year ended December 31, 2020 by approximately $0.3 million and conversely a 10% decrease in the value of the Egyptian pound against the U.S. dollar would decrease net loss by $0.3 million for the same period. The Company does not currently utilize derivative instruments to manage foreign currency exchange risk.

The Company maintains nominal balances of British Pounds sterling to pay in-country costs incurred in operating its London office. Foreign exchange risk on these funds is not considered material.

Interest rate risk

Fluctuations in interest rates could result in a significant change in the amount the Company pays to service variable interest debt. No derivative contracts were entered into during 2020 to mitigate interest rate risk. When assessing interest rate risk applicable to the Company’s variable interest debt, the Company believes 1% volatility is a reasonable measure. The effect of interest rates increasing by 1% would increase the Company’s net loss, for the year ended December 31, 2020, by $0.3 million and conversely, the effect of interest rates decreasing by 1% would decrease the Company’s net loss, for the year ended December 31, 2020, by $0.3 million.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. Liquidity describes a company’s ability to access cash. Companies operating in the upstream oil and gas industry require sufficient cash in order to fund capital programs necessary to maintain and increase production and proved reserves, to acquire strategic oil and gas assets and to repay debt.

The Company actively maintains credit facilities to ensure it has sufficient available funds to meet current and foreseeable financial requirements at a reasonable cost. The following are the contractual maturities of financial liabilities at December 31, 2020:

		Payment Due by Period[1,2]
($000s)	Recognized in Financial Statements	Contractual Cash Flows	Less than 1 year	1-3 years	4-5 years	More than 5 years
Accounts payable and accrued liabilities	Yes-Liability	21,667	21,667	-	-	-
Long-term debt[3]	Yes-Liability	21,567	15,000	6,567	-	-
Lease obligations[4]	Yes-Liability	2,243	1,760	483	-	-
Drilling commitment	No	1,000	-	1,000	-	-
Other long-term liabilities	Yes-Liability	544	-	544	-	-
Derivative commodity contracts	Yes-Liability	398	398	-	-	-
Equipment and facility leases (short-term)[5]	No	21	21	-	-	-
Total		47,440	38,846	8,594	-	-
[1]	Payments exclude ongoing operating costs, and finance costs.
[2]	Payments denominated in foreign currencies have been translated at December 31, 2020 exchange rates.
[3]	Excludes deferred financing costs of $0.1 million.

[4] These amounts include the notional principal and interest payments.

[5]	Equipment leases include one facility contract.

As at December 31, 2020, the Company had $86.0 million of revolving credit facilities with $21.5 million drawn and $64.5 million available. The Company has a prepayment agreement with Mercuria that allows for a revolving balance of up to $75.0 million, of which $15.0 million was drawn and outstanding as at December 31, 2020. During 2020, the Company repaid $15.0 million on this prepayment facility (See Note 18). The Company also has a revolving Canadian reserves-based lending facility with ATB that was renewed and reduced as at June 30, 2020 from C$25.0 million ($19.2 million) to C$15.0 million ($11.0 million). The reduction in the ATB facility is a result of lower forecasted commodity prices and the associated impact on asset value. During 2020, the Company repaid C$2.0 million ($1.5 million) and had drawings of C$0.5 million ($0.4 million) on this facility, leaving C$8.3 million ($6.6 million) drawn and outstanding (See Note 18).

The Company actively monitors its liquidity to ensure that its cash flows, credit facilities and working capital are adequate to support these financial liabilities, as well as the Company’s capital programs.

To date, the Company has experienced no difficulties with transferring funds abroad.

Capital disclosures

The Company’s objective when managing capital is to ensure the Company will have the financial capacity, liquidity and flexibility to fund the ongoing exploration and development of its petroleum assets. The Company’s financial objectives and strategy have remained substantially unchanged over the last two completed fiscal years. These objectives and strategy are reviewed on an annual basis. The Company was subject to financial covenants with the prepayment agreement and the reserves-based lending facility as at December 31, 2020 and 2019. The Company was in compliance with all financial covenants at December 31, 2020 and 2019.

The Company defines and computes its capital as follows:

($000s)	2020	2019
Long-term debt, including the current portion (net of unamortized transaction costs)	21,464	37,041
Current assets	(53,864)	(65,786)
Current liabilities, excluding the current portion of long-term debt	23,618	33,592
Net debt obligations	(8,782)	4,847
Shareholders’ equity	138,295	214,490
Total capital	129,513	219,337